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                                                                    Exhibit 23.1

                              ACCOUNTANTS' CONSENT




The Board of Directors
DRS Technologies, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG LLP


Short Hills, New Jersey
August 6, 2001